                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2000


            CONSECO FINANCE FLOORPLAN RECEIVABLES MASTER TRUST 1998-2
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Minnesota                     33-62433               Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400
                                                           --------------


                                 Not Applicable
         (Former name or former address, if changed since last report.)

   Item 5.  Other Events.

            Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on March 15, 2000 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

   Item 7.  Financial Statements and Exhibits

            (c)   Exhibits.

                  The following is filed herewith. The
                  exhibit number corresponds with Item
                  601(b) of Regulation S-K.

                  Exhibit No.    Description
                  -----------    -----------
                    99.1         Monthly Report delivered to
                                 Certificateholders on
                                 March 15, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2000


                                       FLOORPLAN RECEIVABLES MASTER TRUST
                                       1998-2

                                       By  CONSECO FINANCE CORP
                                           as Servicer with respect to the Trust


                                       By: /s/Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer